Putnam
Utilities
Growth and
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

While there will always be a need for the services provided by utilities companies, high and growing demand does not always translate into commensurate profitability. Not only are the securities of these enterprises subject to the ups and downs of the economy and the markets but also to the regulatory climate in which they operate.

It should come as no surprise, then, that during a period that saw most equity portfolios decline, Putnam Utilities Growth and Income Fund's managers faced their full share of challenges. While the fund's results during these difficult months are disappointing, we counsel shareholders to judge performance over a longer time frame. Past performance, of course, can never be taken as a guarantee of future results, but it does provide a broader gauge upon which to judge a fund's prospects.

In the following report, your fund's management team reviews performance, discusses portfolio changes and investment strategies during the fiscal year that ended on October 31, 2001, and offers its views on the outlook for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Michael R. Yogg
Erin Spatz
Krishna K. Memani and
the Credit Team

For Putnam Utilities Growth and Income Fund, the fiscal year that ended October 31, 2001 was characterized by nervous investors, steadily declining interest rates, and a series of unusual events that turned the utilities sector into one of the year's most complicated and volatile. Early in the year, the Federal Reserve Board's program of interest-rate cuts sparked short-lived market rallies, briefly luring investors away from electric utilities, the portfolio's dominant industry sector. Disappointing first-quarter earnings in the nonutility sectors prompted a return to utilities during the second quarter. However, between April and the end of the fiscal year, the power industry endured a major bankruptcy, a politically motivated bailout, and the abrupt collapse of a well-regarded power trading company. Although we worked to take advantage of opportunities created by these events, and sought to cushion the fund against the ensuing volatility, results for the year reflected the sector's struggles. They were, however, slightly ahead of the fund's benchmark, the Standard & Poor's Utilities Index (see page 7 for details).

Total return for 12 months ended 10/31/01

      Class A          Class B         Class C          Class M
    NAV     POP      NAV    CDSC     NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -20.40% -25.00% -20.93% -24.38%  -20.93% -21.62%  -20.72% -23.48%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND BENEFITS IN WAKE OF CALIFORNIA ENERGY CRISIS

Much of the second-quarter volatility in the power markets was a direct result of the California energy crisis that peaked in the summer of 2000. The fallout from that crisis and the industry's subsequent recovery are still ongoing. While no one can be certain of all the long-term ramifications, one thing is clear -- the financial health of the state's largest electric utilities, PG&E and Edison International, was severely compromised.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities          46.5%

Regional Bells              17.3%

Telecommunications          15.8%

Natural gas utilities       10.4%

Power producers              3.4%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

The crisis stemmed from a flawed plan to deregulate the state's power industry that created a misalignment between the wholesale and retail prices of electricity. The utility companies were caught in the middle. While retail rates remained fixed, wholesale rates were free to move, which they did, rising dramatically with rapidly escalating demand. As a result, PG&E and Edison International were unable to collect enough from their retail customers to cover the charges they were paying to wholesalers.

By the end of 2000, these California utilities had accumulated massive debt, and appeared unable to halt their financial decline without outside assistance. Indeed, in April a major subsidiary of PG&E filed for bankruptcy, seeking protection from creditors and help in restructuring its financial commitments. Edison chose instead to work toward a political solution. In both cases, the market severely penalized the stocks, which declined at a steep and rapid pace. Because we had anticipated this outcome, we had sold the fund's PG&E position and half of the Edison holdings by the end of 2000.

Early in the summer of 2001, the situation began to improve for these companies. Because of the utilities' poor credit ratings, which by this time had fallen to junk bond levels, the state of California was forced to enter the business of purchasing electricity -- and quickly began to lose money. When the losses started to shrink the state's budget surplus, political momentum for a bailout began to build. This momentum, combined with a cooler-than-expected summer, and a generally weaker economy, created a calmer market environment. The real keys to the utilities' recovery, however, were two emergency rate increases, which gave the companies desperately needed cash. Following the increases, we began to buy PG&E and Edison International again, and the fund benefited from a strong recovery in both stocks.

* RESTRAINED APPROACH HELPED REDUCE ENRON LOSSES

In previous periods, independent power producers and natural gas and pipeline companies have been strong performers for the fund. One stock that had been solidly in this category and a perennial top ten holding was Enron Corp. This traditional gas and pipeline company, based in Houston, transformed itself into the dominant force in energy trading, a business it created. The stock has delivered outstanding returns over time, and was a key component of the fund's benchmark index over much of the year. While we had some concerns about the company's complexity and lack of openness on the part of management, we also saw the potential for substantial earnings and cash flow growth and until August, held an overweighted position relative to the index.

"Putnam Utilities Growth and Income Fund's new managers are edging a bit more toward the growth side of the fund's name these days . . . For those seeking broad exposure to utilities, however, we think it's still a keeper."

-- Catherine Hickey, Morningstar analysis, September 13, 2001

When the company's CEO, Jeffrey Skilling, unexpectedly resigned, our concerns increased and we began reducing the position, selling shares at an average price of $37.75 and bringing the fund's holdings to a level just below the benchmark's allocation by the end of August. Subsequent reductions in September and October, at an average price of $27.02, brought the position down to approximately one third of the benchmark weighting, reflecting an extremely wary outlook for the stock. We maintained this underweight position because of the potential for a recovery if Enron's proposed merger with Dynegy were to materialize.

Unfortunately, the merger fell through as this report was being written. While in retrospect we would have been better off completely liquidating the position, we believe our actions limited the fund's losses.

* IN TELECOMMUNICATIONS, FUND EMPHASIZED REGIONAL OPERATING COMPANIES

During the fiscal year, the telecommunications sector continued to operate in the turmoil that started in mid-2000 with the bursting of the dot-com bubble. While the business of electric utilities remained in a widespread state of flux for much of the period, the overcapitalization of the telecom sector primarily affected the smaller, startup companies. Many of these companies faced severe financial distress as a result of poor financial structure, while a less robust demand environment exacerbated the overcapacity in some segments of the market. Our avoidance of smaller companies in favor of larger, more stable companies -- particularly the Regional Bell Operating Companies (RBOCs) -- was a key contributor to performance.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

SBC Communications, Inc.
Regional Bell

Verizon Communications, Inc.
Regional Bell

Vodafone Group PLC (United Kingdom)
Telecommunications

BellSouth Corp.
Regional Bell

Reliant Energy, Inc.
Electric utility

Duke Energy Corp.
Electric utility

PG&E Corp.
Electric utility

Exelon Corp.
Electric utility

Entergy Corp.
Electric utility

FPL Group, Inc.
Electric utility

Footnote reads:
These holdings represent 33.7% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.


The RBOCs, such as SBC Communications, Verizon, Bellsouth, and Qwest tend to have strong balance sheets, dependable cash flows, room to grow, and a strong marketing brand advantage in their local territories. This competitive advantage is proving most valuable in the battle for long-distance customers. Regional providers must apply for and receive approval from the Federal Communications Commission (FCC) to offer the service in their territory. Approvals are granted on a state-by-state basis, and it has not been uncommon for a regional company to establish a 10 to 15% market share in the long-distance market almost immediately after gaining approval and launching the service.

Although this strategy worked quite well in the case of SBC, Verizon, and Bellsouth, it was not as successful in the case of Qwest. One of the factors that made this company a good fit for the fund's portfolio also contributed to its substandard performance during this period. Qwest is considered one of the few true growth companies in the telecommunications sector, and for that reason attracted a segment of the investment community that perhaps had expectations for faster growth and higher returns than they might for a typical utility. When Qwest failed to meet these expectations, at least in the short term, many growth portfolios shed the stock. We continue to believe in the long-term potential of Qwest and the regional operating companies as a group, but have adjusted our position to respond to current market conditions.

* CURRENT DOWNTURN DICTATES A CAUTIOUS AND SELECTIVE APPROACH

The recent energy crisis and its dampening effect on demand has lowered prices in the power markets and shaped a future -- especially in electric utilities -- that can best be described as subdued. But today's uncertainty should pay off in the long run as options for previously planned projects and expansions are abandoned or cancelled, thereby allaying fears of future overcapacity. On the telecom side, we are looking for consolidation in the wireless subsector, especially given the recent economic downturn, which now appears to have all the makings of a recession. We will continue to be cautious and selective, maintaining our investment discipline, and looking for stocks with solid yields and good management that are trading at favorable cost relative to their industry peers.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or sector and involves more risk than a fund that invests more broadly.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.



TOTAL RETURN FOR PERIODS ENDED 10/31/01

                         Class A               Class B              Class C           Class M
(inception dates)       (11/19/90)            (4/27/92)            (7/26/99)          (3/1/95)
                      NAV        POP        NAV      CDSC        NAV      CDSC      NAV      POP
----------------------------------------------------------------------------------------------------
1 year               -20.40%    -25.00%    -20.93%  -24.38%    -20.93%  -21.62%    -20.72%  -23.48%
----------------------------------------------------------------------------------------------------
5 years               37.07      29.18      32.18    30.54      31.97    31.97      33.91    29.23
Annual average         6.51       5.25       5.74     5.47       5.70     5.70       6.01     5.26
----------------------------------------------------------------------------------------------------
10 years             137.47     123.90     120.71   120.71     120.11   120.11     126.49   118.53
Annual average         9.03       8.39       8.24     8.24       8.21     8.21       8.52     8.13
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)         9.23       8.64       8.42     8.42       8.41     8.41       8.70     8.34
----------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                       Standard & Poor's         Consumer
                        Utilities Index         price index
-----------------------------------------------------------------------
1 year                      -22.25%                2.13%
-----------------------------------------------------------------------
5 years                      51.58                12.19
Annual average                8.67                 2.33
-----------------------------------------------------------------------
10 years                    162.90                29.26
Annual average               10.15                 2.60
-----------------------------------------------------------------------
Annual average
(life of fund)               10.10                 2.63
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91

              Fund's class A      Standard & Poor's     Consumer price
Date           shares at POP       Utility Index            index

10/31/91          9,425               10,000               10,000
10/31/93         12,523               13,927               10,186
10/31/95         14,012               15,797               11,604
10/31/97         19,463               19,062               11,761
10/31/99         25,797               24,646               12,234
10/31/01        $22,390              $26,290              $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $22,071 and $22,011, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,649 ($21,853 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                   Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)              4               4               4               4
-------------------------------------------------------------------------------
Income            $0.2498         $0.1722         $0.1808         $0.1978
-------------------------------------------------------------------------------
Capital gains
  Long-term        1.5055          1.5055          1.5055          1.5055
-------------------------------------------------------------------------------
  Short-term       0.0223          0.0223          0.0223          0.0223
-------------------------------------------------------------------------------
Return of capital  0.0434          0.0300          0.0314          0.0344
-------------------------------------------------------------------------------
  Total           $1.8210         $1.7300         $1.7400         $1.7600
-------------------------------------------------------------------------------
Share value:   NAV        POP        NAV             NAV       NAV       POP
-------------------------------------------------------------------------------
10/31/00      $13.86     $14.71    $13.78          $13.79     $13.83    $14.33
-------------------------------------------------------------------------------
10/31/01        9.56      10.14      9.51            9.51       9.55      9.90
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1          3.26%      3.08%     2.40%           2.44%      2.68%     2.59%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2         2.46       2.32      1.69            1.70       1.95      1.88
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                         Class A               Class B              Class C           Class M
(inception dates)       (11/19/90)            (4/27/92)            (7/26/99)          (3/1/95)
                      NAV        POP        NAV      CDSC        NAV      CDSC      NAV      POP
----------------------------------------------------------------------------------------------------
1 year               -19.09%    -23.76%    -19.67%  -23.18%    -19.73%  -20.43%    -19.55% -22.37%
----------------------------------------------------------------------------------------------------
5 years               45.32      36.94      39.93    38.18      39.84    39.84      41.83   36.85
Annual average         7.76       6.49       6.95     6.68       6.94     6.94       7.24    6.48
----------------------------------------------------------------------------------------------------
10 years             146.67     132.44     129.03   129.03     128.54   128.54     134.99  126.65
Annual average         9.45       8.80       8.64     8.64       8.62     8.62       8.92    8.53
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)         9.59       8.99       8.77     8.77       8.77     8.77       9.05    8.69
----------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of 40 utility stocks. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends but are not adjusted for commissions, taxes, or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 6, 2001



THE FUND'S PORTFOLIO
October 31, 2001

COMMON STOCKS (86.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Electric Utilities (40.2%)
-------------------------------------------------------------------------------------------------------------------
            157,300 Allegheny Energy, Inc.                                                           $    5,749,315
            173,100 ALLETE, Inc.                                                                          3,808,200
            182,300 Ameren Corp.                                                                          7,310,230
            409,000 American Electric Power Company, Inc.                                                17,137,100
            219,500 Cinergy Corp.                                                                         6,624,510
            327,850 Companhia Paranaense de Energia-Copel
                    ADR (Brazil)                                                                          1,573,680
            134,000 Consolidated Edison, Inc.                                                             5,291,660
            369,900 Constellation Energy Group, Inc.                                                      8,274,662
            330,900 Dominion Resources, Inc.                                                             20,224,608
            246,200 DPL, Inc.                                                                             5,662,600
            307,900 DTE Energy Co.                                                                       12,836,351
            649,800 Duke Energy Corp.                                                                    24,958,818
          1,494,300 Edison International (NON)                                                           21,234,003
             29,000 Electrabel SA (Belgium)                                                               6,071,621
            249,300 Energy East Corp.                                                                     4,691,826
            581,200 Entergy Corp.                                                                        22,579,620
            556,787 Exelon Corp.                                                                         23,424,029
            535,000 FirstEnergy Corp.                                                                    18,436,100
            405,700 FPL Group, Inc.                                                                      21,542,670
            475,400 Iberdrola SA (Spain)                                                                  6,537,052
            260,100 Korea Electric Power Corp. (South Korea)                                              4,103,666
            253,300 OGE Energy Corp.                                                                      5,486,478
          1,302,234 PG&E Corp.                                                                           23,518,346
            217,100 Pinnacle West Capital Corp.                                                           9,150,765
            243,600 PPL Corp.                                                                             8,318,940
            473,900 Progress Energy, Inc.                                                                19,984,363
            105,100 Public Service Co. of New Mexico                                                      2,574,950
            392,500 Public Service Enterprise Group, Inc.                                                15,448,800
            121,300 Puget Energy, Inc.                                                                    2,313,191
            904,400 Reliant Energy, Inc.                                                                 25,277,980
            367,600 Sierra Pacific Resources                                                              5,333,876
            588,400 Southern Co. (The)                                                                   14,062,760
            264,200 Teco Energy, Inc.                                                                     6,803,150
            435,600 TransAlta Corp. (Canada)                                                              6,246,391
            333,600 TXU Corp.                                                                            15,292,224
            373,800 Utilicorp United, Inc.                                                               11,075,694
            475,330 XCEL Energy, Inc.                                                                    13,442,332
                                                                                                      -------------
                                                                                                        432,402,561

Energy (Oil Field) (0.7%)
-------------------------------------------------------------------------------------------------------------------
            185,512 Kinder Morgan Management, LLC (NON)                                                   7,003,078

Natural Gas Utilities (9.2%)
-------------------------------------------------------------------------------------------------------------------
            505,000 Dynegy, Inc.                                                                         18,129,500
            339,544 El Paso Corp.                                                                        16,658,029
            126,000 Energen Corp.                                                                         3,087,000
            396,100 Enron Corp.                                                                           5,505,790
            162,000 Equitable Resources, Inc.                                                             5,331,420
            387,200 KeySpan Corp.                                                                        12,847,296
            126,700 NICOR, Inc.                                                                           4,927,363
            786,252 NiSource, Inc.                                                                       18,673,485
            472,400 Williams Companies, Inc. (The)                                                       13,638,188
                                                                                                      -------------
                                                                                                         98,798,071

Power Producers (3.1%)
-------------------------------------------------------------------------------------------------------------------
            149,000 AES Corp. (The) (NON)                                                                 2,063,650
            281,400 Aquila, Inc. (NON)                                                                    5,163,690
            456,900 Calpine Corp. (NON)                                                                  11,308,275
          1,579,800 International Power PLC (NON)                                                         5,077,133
            281,847 Mirant Corp. (NON)                                                                    7,328,022
            158,000 NRG Energy, Inc. (NON)                                                                2,791,860
                                                                                                      -------------
                                                                                                         33,732,630

Regional Bells (16.8%)
-------------------------------------------------------------------------------------------------------------------
            998,000 BellSouth Corp.                                                                      36,926,000
          1,957,300 SBC Communications, Inc. (SEG)                                                       74,592,703
          1,391,100 Verizon Communications, Inc.                                                         69,290,691
                                                                                                      -------------
                                                                                                        180,809,394

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
            552,200 Convergys Corp. (NON)                                                                15,516,820

Telecommunications (14.2%)
-------------------------------------------------------------------------------------------------------------------
             69,100 ALLTEL Corp.                                                                          3,948,374
            130,300 AT&T Corp.                                                                            1,987,075
            410,000 AT&T Wireless Services, Inc. (NON)                                                    5,920,400
             53,200 BCE, Inc. (Canada)                                                                    1,177,316
            407,600 British Telecommunications PLC (United Kingdom)                                       2,062,707
             99,400 Broadwing, Inc. (NON)                                                                   920,444
             68,700 CenturyTel, Inc.                                                                      2,170,920
            749,000 China Mobile, Ltd. (Hong Kong) (NON)                                                  2,271,123
            159,500 Citizens Communications Co. (NON)                                                     1,417,955
            114,969 Deutsche Telekom AG ADR (Germany)                                                     1,782,020
            105,500 Nextel Communications, Inc. Class A (NON)                                               838,725
                771 Nippon Telegraph and Telephone Corp. (Japan)                                          3,174,965
                977 NTT DoCoMo, Inc. (Japan)                                                             13,251,246
            200,500 Orange SA (France) (NON)                                                              1,624,952
             53,000 Price Communications Corp. (NON)                                                        961,950
            798,500 Qwest Communications International, Inc.                                             10,340,575
            471,200 Sprint Corp. (FON Group)                                                              9,424,000
            925,137 Sprint Corp. (PCS Group) (NON)                                                       20,630,555
             12,725 Swisscom AG ADR (Switzerland)                                                         3,535,372
          1,139,400 Telecom Italia Mobile SpA (Italy)                                                     6,207,480
            915,300 Telecom Italia SpA (Italy)                                                            7,640,590
             23,200 Telephone and Data Systems, Inc.                                                      2,039,280
             28,100 Time Warner Telecom, Inc. Class A (NON)                                                 307,976
             84,600 Triton PCS Holdings, Inc. Class A (NON)                                               2,722,428
         17,198,600 Vodafone Group PLC (United Kingdom)                                                  39,766,225
             62,600 Western Wireless Corp. Class A (NON)                                                  1,826,042
            300,400 Worldcom, Inc.-WorldCom Group (NON)                                                   4,040,380
                                                                                                      -------------
                                                                                                        151,991,075

Telephone (0.4%)
-------------------------------------------------------------------------------------------------------------------
            508,988 Portugal Telecom, SGPS SA ADR (Portugal)                                              4,036,275

Water Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            529,400 Severn Trent Water PLC (United Kingdom)                                               5,492,905
                                                                                                      -------------
                    Total Common Stocks (cost $941,071,766)                                           $ 929,782,809

CORPORATE BONDS AND NOTES (10.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
$         2,375,000 ONEOK, Inc. sr. notes 7 1/8s, 2011                                                $   2,531,890

Electric Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------
          2,370,000 AmerenEnergy Generating Co. sr. notes
                    Ser. C, 7 3/4s, 2005                                                                  2,601,853
          2,340,000 American Electric Power Company, Inc. notes
                    Ser. A, 6 1/8s, 2006                                                                  2,443,428
          3,000,000 Arizona Public Service Co. notes 6 1/4s, 2005                                         3,098,730
          3,000,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    3,244,738
          2,800,000 CMS Energy Corp. pass-through certificates 7s,
                    2005                                                                                  2,735,992
          1,500,000 Connecticut Light & Power Co. 1st mtge. Ser. D,
                    7 7/8s, 2024                                                                          1,677,165
          2,340,000 Dominion Resources, Inc. sr. notes 8 1/8s, 2010                                       2,683,957
          2,820,000 DPL, Inc. 144A bonds 8 1/8s, 2031                                                     2,802,234
          2,335,000 Exelon Corp. sr. notes 6 3/4s, 2011                                                   2,448,248
          1,180,000 Florida Power & Light Co. 1st mtge. 6 7/8s, 2005                                      1,273,564
          4,000,000 Hydro Quebec local government guaranty Ser. HY,
                    8.4s, 2022 (Canada)                                                                   5,074,360
          1,805,000 Kansas Gas & Electric deb. 8.29s, 2016                                                1,676,394
          2,350,000 Mission Energy Holding 144A sec. notes
                    13 1/2s, 2008                                                                         2,632,000
          3,000,000 Niagara Mohawk Power Corp. sr. notes Ser. G,
                    7 3/4s, 2008                                                                          3,316,020
          4,000,000 PG&E Gas Transmission Northwest sr. notes 7.1s,
                    2005                                                                                  3,917,320
          2,340,000 Progress Energy, Inc. sr. notes 7.1s, 2011                                            2,535,390
          2,935,000 PSI Energy, Inc. 144A 1st mtge. 6.65s, 2006                                           3,063,233
          4,080,000 Public Service Co. of Colorado coll. trust
                    6 3/8s, 2005                                                                          4,315,783
          2,725,000 Southern Investments Service Co. sr. notes 6.8s,
                    2006 (United Kingdom)                                                                 2,864,929
          3,500,000 Sierra Pacific Power Co. med. term notes Ser. C,
                    6.82s, 2006                                                                           3,513,510
          1,760,000 Tampa Electric Co. notes 6 7/8s, 2012                                                 1,876,618
          3,424,453 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                3,679,062
          4,000,000 Western Resources, Inc. sr. notes 6 7/8s, 2004                                        3,854,360
                                                                                                      -------------
                                                                                                         67,328,888

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                              1,600,515

Natural Gas Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                                   3,676,925
          2,340,000 El Paso Corp. sr. notes 7s, 2011                                                      2,407,018
            640,000 KN Capital Trust III company guaranty 7.63s, 2028                                       604,702
          1,880,000 NiSource Finance Corp. company guaranty
                    7 7/8s, 2010                                                                          2,127,107
          3,500,000 Southwest Gas Corp. deb. 7 1/2s, 2006                                                 3,719,695
                                                                                                      -------------
                                                                                                         12,535,447

Oil & Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s,
                    2007                                                                                  2,688,750

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                  1,172,304
            445,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     489,415
          1,281,321 Salton Sea Funding Corp. company guaranty
                    Ser. E, 8.3s, 2011                                                                    1,219,856
                                                                                                      -------------
                                                                                                          2,881,575

Regional Bells (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Bell Atlantic Corp. deb. 7 7/8s, 2029                                                 5,820,450

Telecommunications (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,340,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,516,202
          1,185,000 British Telecommunications PLC notes 8 1/8s,
                    2010 (United Kingdom)                                                                 1,351,954
          4,000,000 Century Telephone Enterprises, Inc. deb. Ser. G,
                    6 7/8s, 2028                                                                          3,572,640
          1,755,000 Citizens Communications Co. notes 9 1/4s, 2011                                        1,977,973
          2,340,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                       2,546,622
          1,800,000 Qwest Capital Funding, Inc. company guaranty
                    7 1/4s, 2011                                                                          1,818,522
          1,190,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       1,308,298
          2,340,000 Worldcom, Inc.-WorldCom Group notes
                    7 1/2s, 2011                                                                          2,392,580
                                                                                                      -------------
                                                                                                         17,484,791

Water Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
$         2,500,000 Pennsylvania American Water Co. 144A mtge.
                    7.8s, 2026                                                                        $   2,708,925
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $110,732,376)                                                               $ 115,581,231

PREFERRED STOCKS (0.3%) (a) (cost $2,523,867)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              2,500 Centaur Funding Corp. 144A 9.08% pfd.
                    (Cayman Islands)                                                                  $   2,774,875

SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        37,487,211 Short-term investments held as collateral for
                    loaned securities with yields ranging from
                    2.19% to 3.93% and due dates from
                    November 2, 2001 to December 26, 2001 (d)                                        $   37,412,252
         23,440,000 Interest in $500,000,000 joint tri-party repurchase agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $23,441,706
                    for an effective yield of 2.62%                                                      23,440,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $60,852,252)                                  $   60,852,252
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,115,180,261) (b)                                      $1,108,991,167
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,074,515,060.

  (b) The aggregate identified cost on a tax basis is $1,119,690,930, resulting in gross unrealized appreciation and depreciation of $101,889,864 and $112,589,627 respectively, or net unrealized depreciation of $10,699,763.

  (d) See Footnote H to the financial statements.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                                                 Unrealized
                                   Aggregate Face  Expiration   Appreciation/
                     Total Value       Value         Date      (Depreciation)
------------------------------------------------------------------------------
US Treasury Note
5yr. (short)         $4,174,656     $4,029,300      Dec-01       $(145,356)
US Treasury Note
10yr. (long)          2,787,891      2,646,591      Dec-01         141,300
US Treasury Bond
(long)                2,429,625      2,311,469      Dec-01         118,156
------------------------------------------------------------------------------
                                                                 $ 114,100
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $35,764,407 of
securities on loan (identified cost $1,115,180,261) (Note 1)                 $1,108,991,167
-------------------------------------------------------------------------------------------
Cash                                                                                    386
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        5,257,344
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              514,138
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,562,666
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             48,859
-------------------------------------------------------------------------------------------
Total assets                                                                  1,119,374,560

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,134,353
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,514,215
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,862,816
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          366,060
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        92,895
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,158
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              390,034
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               37,412,252
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               84,717
-------------------------------------------------------------------------------------------
Total liabilities                                                                44,859,500
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,074,515,060

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,085,174,175
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         17,263
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                           (4,624,768)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                     (6,051,610)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,074,515,060

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($846,231,045 divided by 88,476,687 shares)                                           $9.56
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.56)*                               $10.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($213,563,738 divided by 22,458,850 shares)**                                         $9.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,028,221 divided by 633,690 shares)**                                              $9.51
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,692,056 divided by 910,571 shares)                                                $9.55
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.55)*                                $9.90
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $534,146)                                    $  31,766,633
-------------------------------------------------------------------------------------------
Interest income                                                                  10,548,099
-------------------------------------------------------------------------------------------
Securities lending                                                                   85,110
-------------------------------------------------------------------------------------------
Total investment income                                                          42,399,842

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,354,931
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,569,894
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    34,951
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,354
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,578,437
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,885,023
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                62,639
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                86,744
-------------------------------------------------------------------------------------------
Other                                                                               672,804
-------------------------------------------------------------------------------------------
Total expenses                                                                   16,269,777
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (245,998)
-------------------------------------------------------------------------------------------
Net expenses                                                                     16,023,779
-------------------------------------------------------------------------------------------
Net investment income                                                            26,376,063
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (3,009,472)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                              275,059
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                         52,806
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (135,476)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                   27,201
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                            (312,779,051)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (315,568,933)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(289,192,870)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                               $  26,376,063    $  36,873,533
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                          (2,817,083)     168,440,407
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (312,751,850)     (92,864,090)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                            (289,192,870)     112,449,850
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (21,639,632)     (29,492,591)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,332,241)      (6,989,964)
--------------------------------------------------------------------------------------------------
   Class C                                                                (89,767)         (59,392)
--------------------------------------------------------------------------------------------------
   Class M                                                               (197,147)        (289,593)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (123,924,226)     (66,792,665)
--------------------------------------------------------------------------------------------------
   Class B                                                            (37,257,684)     (35,245,843)
--------------------------------------------------------------------------------------------------
   Class C                                                               (621,052)         (50,661)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,465,286)        (894,468)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                               (726,855)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (218,528)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (3,643)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (8,594)              --
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                             (3,768,411)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (754,434)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (15,632)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (34,332)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      76,862,461      (72,478,562)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (407,387,873)     (99,843,889)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,481,902,933    1,581,746,822
--------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $17,263 and
$38,790, respectively)                                             $1,074,515,060   $1,481,902,933
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.86       $14.06       $13.62       $12.49       $11.63
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .25(c)       .36(c)       .39(c)       .37(c)       .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.73)         .75          .87         2.14         1.67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.48)        1.11         1.26         2.51         2.08
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.38)        (.39)        (.38)        (.41)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.52)        (.93)        (.43)       (1.00)        (.81)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.04)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.82)       (1.31)        (.82)       (1.38)       (1.22)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.56       $13.86       $14.06       $13.62       $12.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (20.40)        9.04         9.49        21.06        19.16
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $846,231   $1,128,437   $1,000,789     $825,884     $653,205
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.05         1.01         1.00         1.05         1.05
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14         2.78         2.80         2.87         3.41
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.91        29.42        17.58        23.64        53.63
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.78       $13.98       $13.54       $12.42       $11.57
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .16(c)       .26(c)       .28(c)       .28(c)       .32
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.70)         .74          .87         2.12         1.66
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.54)        1.00         1.15         2.40         1.98
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.27)        (.28)        (.28)        (.32)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.52)        (.93)        (.43)       (1.00)        (.81)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.73)       (1.20)        (.71)       (1.28)       (1.13)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.51       $13.78       $13.98       $13.54       $12.42
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (20.93)        8.19         8.69        20.19        18.28
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $213,564     $335,411     $566,426     $706,220     $659,594
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.80         1.76         1.75         1.80         1.80
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.39         2.06         2.06         2.13         2.66
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.91        29.42        17.58        23.64        53.63
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                 Year ended October 31  to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.79       $14.04       $14.34
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .16          .25          .07
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.70)         .74         (.26)
---------------------------------------------------------------------------
Total from
investment operations                  (2.54)         .99         (.19)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.18)        (.31)        (.11)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.52)        (.93)          --
---------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --
---------------------------------------------------------------------------
From return of capital                  (.03)          --           --
---------------------------------------------------------------------------
Total distributions                    (1.74)       (1.24)        (.11)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.51       $13.79       $14.04
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (20.93)        8.12        (1.33)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,028       $4,734         $486
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.80         1.76          .47*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.38         1.94          .53*
---------------------------------------------------------------------------
Portfolio turnover (%)                 91.91        29.42        17.58
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.83       $14.03       $13.60       $12.47       $11.61
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .19(c)       .29(c)       .32(c)       .32(c)       .36
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.71)         .75          .86         2.13         1.67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.52)        1.04         1.18         2.45         2.03
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.31)        (.32)        (.32)        (.36)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.52)        (.93)        (.43)       (1.00)        (.81)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                          (.01)          --           --           --           --
-----------------------------------------------------------------------------------------------------
From return of capital                  (.03)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.76)       (1.24)        (.75)       (1.32)       (1.17)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.55       $13.83       $14.03       $13.60       $12.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (20.72)        8.49         8.87        20.54        18.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,692      $13,320      $14,045      $13,828      $11,871
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.51         1.50         1.55         1.55
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.64         2.28         2.30         2.40         2.89
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.91        29.42        17.58        23.64        53.63
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $35,764,407. The fund received cash collateral of $37,412,252 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, and market discounts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $138,803 to decrease undistributed net investment income, with a decrease to accumulated net realized gains and losses of $138,803. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2001, the fund's expenses were reduced by $245,998 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,727 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $219,156 and $2,652 from the sale of class A and class M shares, respectively, and received $527,616 and $2,153 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $1,831 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,193,176,845 and $1,246,083,184, respectively. Purchases and sales of U.S. government obligations aggregated $0 and $9,918,592, respectively.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,094,531       $ 153,060,376
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               11,308,609         136,602,279
---------------------------------------------------------------------------
                                            24,403,140         289,662,655

Shares
repurchased                                (17,367,765)       (199,680,508)
---------------------------------------------------------------------------
Net increase                                 7,035,375       $  89,982,147
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,322,900       $ 300,919,408
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,766,393          85,136,762
---------------------------------------------------------------------------
                                            30,089,293         386,056,170

Shares
repurchased                                (19,831,993)       (256,794,536)
---------------------------------------------------------------------------
Net increase                                10,257,300       $ 129,261,634
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,617,021       $  78,894,401
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,113,417          37,513,748
---------------------------------------------------------------------------
                                             9,730,438         116,408,149

Shares
repurchased                                (11,617,074)       (132,655,912)
---------------------------------------------------------------------------
Net decrease                                (1,886,636)      $ (16,247,763)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,916,549       $ 103,156,743
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,018,158          37,562,687
---------------------------------------------------------------------------
                                            10,934,707         140,719,430

Shares
repurchased                                (27,107,373)       (346,014,823)
---------------------------------------------------------------------------
Net decrease                               (16,172,666)      $(205,295,393)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    472,992         $ 5,613,797
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   49,865             598,797
---------------------------------------------------------------------------
                                               522,857           6,212,594

Shares
repurchased                                   (232,436)         (2,673,539)
---------------------------------------------------------------------------
Net increase                                   290,421         $ 3,539,055
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    338,429          $4,446,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,118              90,761
---------------------------------------------------------------------------
                                               345,547           4,537,569

Shares
repurchased                                    (36,932)           (490,811)
---------------------------------------------------------------------------
Net increase                                   308,615          $4,046,758
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,596         $ 2,540,416
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  129,908           1,568,797
---------------------------------------------------------------------------
                                               338,504           4,109,213

Shares
repurchased                                   (391,169)         (4,520,191)
---------------------------------------------------------------------------
Net decrease                                   (52,665)        $  (410,978)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    300,891         $ 3,956,798
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   85,111           1,067,387
---------------------------------------------------------------------------
                                               386,002           5,024,185

Shares
repurchased                                   (423,558)         (5,515,746)
---------------------------------------------------------------------------
Net decrease                                   (37,556)        $  (491,561)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $957,620 as long term capital gain, for its taxable year ended October 31, 2001.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended October 31, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

Paul Warren
Vice President

Michael Yogg
Vice President and Fund Manager

Erin Spatz
Vice President and Fund Manager

Krishna Memani
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN026-76264  840/884/869  12/01